                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                         ------------------------------



                                   FORM 8-K/A


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 May 29, 1998
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                             WESTOWER CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Washington                    1-132963                91-1825860
 -------------------------------   ---------------------    -------------------
 (State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                     Identification No.)

                              7001 NE 40th Avenue
                         Vancouver, Washington  98661
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (360) 750-9355
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                  Page 1 of __
                        Exhibit Index appears on page 26

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 29, 1998, the Company entered into a Share Exchange Agreement with MJA Communications Corp. ("MJA") and MJA's shareholders, Michael J. Anderson and Constance S. Anderson and Fred Faulkner, III (collectively, the "Shareholders"), pursuant to which the Company agreed to issue an aggregate amount of 397,023 shares of its Common Stock, at the time valued at $10,000,000, to the Shareholders in exchange for all of the outstanding shares of MJA. The amount of consideration was determined through arm's length negotiation which resulted in a purchase price equal to 8.3 times MJA's after-tax earnings. Additionally, the Company entered into an Employment Agreement with Mr. Anderson. As consideration for Mr. Anderson's Employment Agreement, in addition to cash compensation and bonuses, the Company agreed (1) to issue to him options to purchase 10,000 shares of the Company's Common Stock, (2) to set aside 100,000 additional options to be granted to MJA employees at Mr. Anderson's discretion, and (3) to issue 100 shares of Common Stock to each MJA employee continuously employed by MJA for at least one year as of May 1, 1998. The Company also entered into a Registration Rights Agreement with the Shareholders.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                           MJA Communications Corp.

                             Financial Statements

                          December 31, 1997 and 1996


TABLE OF CONTENTS

Independent Auditors' Report...................................        4

FINANCIAL STATEMENTS

Balance Sheet..................................................        5

Statement of Income and Retained Earnings......................        7

Statement of Cash Flows........................................        8

Notes to Financial Statements..................................    10-14

SUPPLEMENTARY INFORMATION

Independent Auditors' Report on Supplementary Information......       16

Schedule of Uncompleted Contracts..............................       17

Schedule of Completed Contracts (Unaudited)....................       18

Analysis of Gross Profit, Expenses and Net Income (Unaudited)..       20

Analysis of Expenses and Net Income as a Percentage
 of Revenues (Unaudited).......................................       21

     INDEPENDENT AUDITORS' REPORT

     To the Board of Directors and Stockholder of MJA Communications Corp.
     Palm Beach Gardens, Florida

     We have audited the accompanying balance sheet of MJA Communications Corp. as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MJA Communications Corp. as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

     As discussed in Note 4 to the financial statements, management of the Company discovered an error resulting in a stockholder loan to the Company in 1997 being previously reported as additional paid-in capital. Accordingly, the 1997 financial statements have been restated to correct the error.


     LAMN, KRIELOW, DYTRYCH & DARLING
     Certified Public Accountants

     February 11, 1998, except for Note 4, as to which the date is August 12,
     1998

MJA Communications Corp.
Balance Sheet
December 31, 1997 and 1996


                                                        1997            1996
                                                   -----------      -----------
Assets

Current Assets
    Cash and cash equivalents                      $    35,350      $ 6,368,090
    Contract receivables                             2,540,420        1,953,889
    Costs and estimated earnings in excess
      of billings on uncompleted contracts             742,766          422,870
    Other receivables                                    3,124           14,825
    Due from affiliates                                634,731              -0-
                                                   -----------      -----------
       Total current assets                          3,956,391        8,759,674
                                                   -----------      -----------

Property and Equipment
    Furniture and office equipment                     256,556          148,024
    Building and improvements                           37,779            9,421
                                                   -----------      -----------
                                                       294,335          157,445
    Less accumulated depreciation                      (96,438)         (36,875)
                                                   -----------      -----------

       Net property and equipment                      197,897          120,570
                                                   -----------      -----------

Other Assets                                            12,246            1,635
                                                   -----------      -----------

       Total assets                                $ 4,166,534      $ 8,881,879
                                                   ===========      ===========

                                                       1997            1996
                                                   -----------      -----------
Liabilities

Current Liabilities
    Accounts payable and accrued expenses          $ 1,824,343      $ 3,134,751
    Billings in excess of costs and estimated
      earnings on uncompleted contracts              1,386,094        3,518,651
    Stockholder loan                                 1,000,000              -0-
                                                   -----------      -----------

       Total current liabilities                     4,210,437        6,653,402
                                                   -----------      -----------

Stockholder's Equity
    Common stock, $1 par value, 100 shares
      authorized, issued and outstanding                   100              100
    Retained earnings (deficit)                        (44,003)       2,228,377
                                                   -----------      -----------

       Total stockholder's equity (deficit)            (43,903)       2,228,477
                                                   -----------      -----------





       Total liabilities and
        stockholder's equity                       $ 4,166,534      $ 8,881,879
                                                   ===========      ===========

       Read the accompanying notes and the independent auditors' report.

MJA COMMUNICATIONS CORP.
Statement of Income and Retained Earnings
For the years ended December 31, 1997 and 1996

                                                                        1997                  1996
                                                                ------------------    ------------------


CONSTRUCTION REVENUE                                                   $13,928,655           $26,164,446

Cost of construction and services                                       10,187,376            19,778,270
                                                                       -----------           -----------

GROSS PROFIT                                                             3,741,279             6,386,176

General and administrative expenses                                      3,256,573             3,836,380
                                                                       -----------           -----------

INCOME BEFORE OTHER INCOME AND EXPENSE                                     484,706             2,549,796

Other income and expense                                                    42,914                66,711
                                                                       -----------           -----------

NET INCOME                                                                 527,620             2,616,507

Retained earnings (deficit)-
    January 1, 1997 and 1996                                             2,228,377                (3,488)

Stockholder distribution                                                (2,800,000)             (384,642)
                                                                       -----------           -----------

RETAINED EARNINGS (DEFICIT)  -
    DECEMBER 31, 1997 AND 1996                                         $   (44,003)          $ 2,228,377
                                                                       ===========           ===========

       Read the accompanying notes and the independent auditors' report.

MJA Communications Corp.
Statement of Cash Flows
For the years ended December 31, 1997 and 1996


                                                       1997             1996
                                                   -----------      -----------
Operating Activities
    Cash received from clients                     $10,901,372      $28,496,343
    Cash paid to subcontractors,
       suppliers, and employees                    (14,705,405)     (21,516,030)
    Interest income                                     48,455           71,026
    Interest paid                                       (5,541)          (3,246)
                                                   -----------      -----------
       Net cash provided (used) by
        operating activities                        (3,761,119)       7,048,093
                                                   -----------      -----------

Investing Activities
    Proceeds from sale of property and equipment           -0-            3,492
    Purchase of property and equipment                (136,890)        (119,123)
                                                   -----------      -----------

       Net cash used by investing activities          (136,890)        (115,631)
                                                   -----------      -----------

Financing Activities
    Distributions to stockholder                    (2,800,000)        (384,642)
    Stockholder loan                                 1,000,000              -0-
    Inter-company borrowings                          (634,731)        (242,196)
                                                   -----------      -----------

        Net cash used by financing activities       (2,434,731)        (626,838)
                                                   -----------      -----------

Net increase (decrease)
     in cash and cash equivalents                   (6,332,740)       6,305,624
Cash and cash equivalents -
  January 1, 1997 and 1996                           6,368,090           62,466
                                                   -----------      -----------
Cash and cash equivalents -
  December 31, 1997 and 1996                       $    35,350      $ 6,368,090
                                                   ===========      ===========

Reconciliation of net income to net cash provided (used) by operating activities:

                                                        1997            1996
                                                   -----------      -----------
Net income                                         $   527,620      $ 2,616,507

Adjustments to reconcile net income to
net cash provided (used) by operating activities:
Depreciation and amortization                           59,563           33,152
(Gain) loss on disposal of property and equipment          -0-            1,069
(Increase) decrease in:
    Contract receivables                              (586,531)         508,557
    Costs and estimated earnings in excess of
     billings on uncompleted contracts                (319,896)        (276,693)
    Other receivables                                   11,701          (14,725)
    Other assets                                       (10,611)          (1,635)
Increase (decrease) in:
    Accounts payable and accrued expenses           (1,310,408)       2,081,828
    Billings in excess of costs and estimated
      earnings on uncompleted contracts             (2,132,557)       2,100,033
                                                   -----------      -----------
       Net cash provided (used) by
        operating activities                       $(3,761,119)     $ 7,048,093
                                                   ===========      ===========

       Read the accompanying notes and the independent auditors' report.

     MJA COMMUNICATIONS CORP.
     NOTES TO FINANCIAL STATEMENTS
     AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

     NATURE OF OPERATIONS

     MJA Communications Corp. (the Company) is a general contracting company and is wholly owned by a sole stockholder. The Company grants credit to its customers. The Company was incorporated in Florida in May 1995 and services commercial communication accounts in Florida, Georgia, North Carolina and South Carolina.


     1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     POLICIES

     This summary of significant accounting policies of the Company is presented to assist in understanding the financial statements. The financial statements and notes are representations of the management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been applied on a consistent basis.

     REVENUE AND COST RECOGNITION

     Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the actual construction costs incurred to date to the estimated total construction costs for each contract. This method is used because management considers expended construction costs to be the best available measure of progress on these contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method. Incentive bonuses are recognized in the period in which they are earned.

     Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repairs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

     MJA COMMUNICATIONS CORP.
     NOTES TO FINANCIAL STATEMENTS
     AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

     1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     REVENUE AND COST RECOGNITION (CONTINUED)

     The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues earned in excess of amounts billed. The liability "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

     The majority of all construction contracts are completed within a one-year period.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation is computed using the straight-line and accelerated cost recovery methods over the estimated useful lives of the assets.

     Expenditures for maintenance, repairs and small tools used in the ordinary course of operations are expensed as incurred. Major improvements increasing the estimated useful life of an asset are capitalized.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     INCOME TAXES

     The Company has made an election to be treated as a Small Business Corporation under Subchapter S of the Internal Revenue Code, whereby profits and losses are included directly on the stockholder's personal income tax return.

     The Company reports revenues from construction contracts on the percentage-of-completion method for both financial statement and income tax purposes.

     STATEMENT OF CASH FLOWS

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     MJA COMMUNICATIONS CORP.
     NOTES TO FINANCIAL STATEMENTS
     AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


     2.  CONCENTRATION OF CREDIT RISK:

     The Company's primary customers consist of three communications developers. At December 31, 1997 and 1996, 93% and 98%, respectively, of the accounts receivable outstanding were with these developers. The Company maintains its cash balances at several banks in Florida, Georgia and North Carolina. Accounts at these banks are insured by the Federal Deposit Insurance Corporation up to $100,000.


     3.  CONTRACT RECEIVABLES:

     Contract receivables consists of:

                                                   1997              1996
                                                ----------        ----------
     Completed contracts                        $  117,371        $  625,538
     Contracts in process                        2,322,055         1,099,134
     Retentions withheld until completion          100,994           229,217
                                                ----------        ----------
                                                $2,540,420        $1,953,889
                                                ==========        ==========

     Management considers contract receivables to be fully collectible.



     4.  CORRECTION OF AN ERROR:

     Management of the Company discovered an error resulting in a stockholder loan for $1,000,000 to the Company in 1997 being previously recorded as additional paid-in capital. Accordingly, the 1997 financial statements have been restated to adjust additional paid-in capital and stockholder loans to correct the error.

     MJA COMMUNICATIONS CORP.
     NOTES TO FINANCIAL STATEMENTS
     AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


     5.  COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS:

                                                                   1997                1996
                                                            ------------------  ------------------

     Costs incurred on uncompleted contracts                      $ 6,147,321        $ 10,121,726
     Estimated earnings                                             1,375,964           2,588,716
                                                                  -----------        ------------
     Earned contract price                                          7,523,285          12,710,442
     Unallocated costs                                                240,775                 -0-
     Less:
     Billings to date                                              (8,407,388)        (15,806,223)
                                                                  -----------        ------------

                                                                  $  (643,328)       $ (3,095,781)
                                                                  ===========        ============

     Included in the accompanying balance sheet under the following captions:

     Current Asset
     -------------
     Costs and estimated earnings in excess of billings
      on uncompleted contracts                                    $   742,766        $    422,870

     Current Liability
     -----------------
     Billings in excess of costs and estimated earnings
      on uncompleted contracts                                     (1,386,094)         (3,518,651)
                                                                  -----------        ------------

                                                                  $  (643,328)       $ (3,095,781)
                                                                  ===========        ============

     6.  BACKLOG:

     The following schedule shows a reconciliation of backlog representing the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at December 31, 1997:

     Contract balance, December 31, 1997                                 $12,753,462
     Less:  contract revenue earned, 1997                                 (7,523,285)
                                                                         -----------

     Backlog balance, December 31, 1997                                  $ 5,230,177
                                                                         ===========

     The remaining contract balance to be billed in 1998 for contracts in progress as of December 31, 1997 is $4,346,074.

     MJA COMMUNICATIONS CORP.
     NOTES TO FINANCIAL STATEMENTS
     AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

     7.  LEASE COMMITMENTS:

     The Company leases vehicles with terms ranging from twenty four to thirty six months, with no renewal options and office equipment and office space with terms ranging from twelve to thirty six months.

     Minimum annual rentals under long-term non-cancelable operating leases for subsequent years are as follows:

     1998                                                      $247,992
     1999                                                        95,875
     2000                                                         7,196
                                                               --------
     Total minimum payments required                           $351,063
                                                               ========

     Lease expense for the years ended December 31, 1997 and 1996 is approximately $233,100 and $196,900, respectively.

     8.  LINE OF CREDIT:

     The Company is a guarantor on an affiliated company's line of credit with a bank. The line of credit is for $1,500,000 and has an outstanding balance of $1,000,000 at December 31, 1997. Interest accrues at prime plus 1/2% and is payable monthly. Unpaid principal balance is due by June 1998. The line is secured by a life insurance policy of $1,000,000 on the life of the sole stockholder of both companies.

     The Company has a line of credit with a bank. The line of credit is for $1,000,000 and has no outstanding balance at December 31, 1997. Interest is at the prime rate. The line is secured by a personal brokerage account of the sole stockholder who guarantees to have a minimum fair market value balance of $425,000 during the period of the loan.

     9.  RELATED PARTY TRANSACTIONS:

     Insurance coverage for the Company is provided by a policy paid for by M.
     J. Anderson, Inc. which is owned by the same stockholder.

     M. J. Anderson, Inc. provided management and supervision services to the Company, and billed $623,287 and $1,974,358 for the years ended December 31, 1997 and 1996, respectively.

     The stockholder of the Company loaned $1,000,000 to the Company. The loan was paid by the Company in 1998.

                           SUPPLEMENTARY INFORMATION

     INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

     To the Board of Directors and Stockholder of MJA Communications Corp.
     Palm Beach Gardens, Florida

     Our report on our audits of the financial statements of MJA Communications Corp. for 1997 and 1996 appears on page one. Those audits were made for the purpose of forming an opinion on the financial statements taken as a whole.

     The information included in the accompanying schedules of uncompleted contracts and completed contracts (unaudited), and analysis of gross profit, expenses and net income (unaudited) and analysis of expenses and net income as a percentage of revenues (unaudited) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited", on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the financial statements, and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.



     LAMN, KRIELOW, DYTRYCH & DARLING
     Certified Public Accountants

     February 11, 1998, except for Note 4, as to which the date is August 12,
     1998

MJA COMMUNICATIONS CORP.
SCHEDULE OF UNCOMPLETED CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                        Estimated        Earned
                      Contract          Total Cost      Contract     Total Cost
     Job#               Price             of Job         Price        to date
--------------    -----------------    ------------    ----------    ----------
 AAT465                 $   202,032     $   171,884    $  168,941    $  143,731
 AAT635                     146,830         128,802       146,515       128,526
 CAT116                     146,677         119,401       131,911       107,381
 CAT136                     119,462         104,092       118,797       103,513
 CAT612                     102,638          77,075       101,959        76,565
 CAT619                     117,674         100,696       113,173        96,844
 CAT620                     112,304          94,243       111,503        93,571
 CAT621                     162,871         141,050       162,184       140,455
 CAT624                     102,422          86,945       102,422        86,945
 CAT641                     143,752         114,356       137,252       109,185
 CAT644                     228,424         202,063       228,267       201,924
 CAT646                     167,244         147,886           209           185
 CAT674                     133,393         112,889       133,188       112,716
 CAT676                     138,321         123,665       137,700       123,110
 CAT701                     109,245          98,677       108,656        98,145
 CAT702                     114,758          94,654       114,165        94,165
 CAT722                     194,019         155,443       178,997       143,408
 CAT723                     128,293         108,293         1,110           937
 CAT724                     135,923         109,428       127,853       102,931
 CAT726                     107,459          89,195        89,061        73,924
 CPA689                     226,109         156,520       223,394       154,641
 CST774                     109,708          94,708         1,711         1,477
 OBM701                     126,975         116,354       126,975       116,354
 PSS705                     102,613          85,222        70,935        58,913
 PSS731                     113,011         102,755           -0-           -0-
 Misc*                    9,261,305       7,604,197     4,686,407     3,777,775
 Unallocated                    -0-             -0-           -0-           -0-
  costs                 -----------     -----------    ----------    ----------

                        $12,753,462     $10,540,493    $7,523,285    $6,147,321
                        ===========     ===========    ==========    ==========

                                                      Costs and     Billings in
                                                      Estimated      Excess of
                           Earned        Amount      Earnings in     Costs and
                           Gross         Billed       Excess of      Estimated
     Job#                  Profit       to Date       Billings        Earnings
--------------           ----------    ----------    -----------    ------------
 AAT465                  $   25,210    $  202,032       $    -0-    $   (33,091)
 AAT635                      17,989       146,830            -0-           (315)
 CAT116                      24,530       132,493            -0-           (582)
 CAT136                      15,284       119,462            -0-           (665)
 CAT612                      25,394       102,638            -0-           (679)
 CAT619                      16,329       117,674            -0-         (4,501)
 CAT620                      17,932       112,304            -0-           (801)
 CAT621                      21,729       162,871            -0-           (687)
 CAT624                      15,477       102,422            -0-            -0-
 CAT641                      28,067       134,392          2,860            -0-
 CAT644                      26,343       228,424            -0-           (157)
 CAT646                          24        83,622            -0-        (83,413)
 CAT674                      20,472       133,393            -0-           (205)
 CAT676                      14,590       137,521            179            -0-
 CAT701                      10,511       109,245            -0-           (589)
 CAT702                      20,000       114,758            -0-           (593)
 CAT722                      35,589       193,119            -0-        (14,122)
 CAT723                         173        64,147            -0-        (63,037)
 CAT724                      24,922       121,011          6,842            -0-
 CAT726                      15,137       107,459            -0-        (18,398)
 CPA689                      68,753       178,927         44,467            -0-
 CST774                         234           -0-          1,711            -0-
 OBM701                      10,621       126,975            -0-            -0-
 PSS705                      12,022        76,646            -0-         (5,711)
 PSS731                         -0-           -0-            -0-            -0-
 Misc*                      908,632     5,399,023        445,932     (1,158,548)
 Unallocated                    -0-           -0-        240,775            -0-
  costs                  ----------    ----------       --------    -----------

                         $1,375,964    $8,407,388       $742,766    $(1,386,094)
                         ==========    ==========       ========    ===========

 *Contracts under $100,000

       Read the accompanying notes and the independent auditors' report.

MJA COMMUNICATIONS CORP.
SCHEDULE OF COMPLETED CONTRACTS  (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                Earned
                                     Contract                           Total Cost                              Gross
    Job #                             Price                               to Date                               Profit
--------------                ----------------------              -----------------------              ------------------------

 AAT116                                     $105,816                             $ 82,270                               $23,546
 AAT146                                      105,072                               89,187                                15,885
 AAT156                                      120,563                              102,124                                18,439
 AAT261                                      110,259                               91,425                                18,834
 AAT366                                      107,594                               91,320                                16,274
 AAT386                                      132,161                              111,837                                20,324
 AAT426                                      100,411                               84,070                                16,341
 AAT562                                      108,632                               93,268                                15,364
 AAT563                                      149,967                              129,743                                20,224
 AAT612                                      117,636                               94,323                                23,313
 AAT617                                      146,114                              110,476                                35,638
 AAT618                                      130,044                               91,153                                38,891
 AAT620                                      115,176                               70,712                                44,464
 AAT624                                      118,991                               80,123                                38,868
 AAT625                                      157,170                              135,093                                22,077
 AAT626                                      154,930                              122,819                                32,111
 AAT636                                      142,929                               66,298                                76,631
 AAT652                                      128,744                              101,672                                27,072
 AAT658                                      121,359                              102,374                                18,985
 AAT659                                      132,873                               71,524                                61,349
 AAT662                                      131,735                              107,079                                24,656
 AAT663                                      101,024                               83,188                                17,836
 AAT684                                      109,635                               92,484                                17,151
 CAT066                                      157,978                              130,339                                27,639
 CAT076                                      108,143                               91,591                                16,552
 CAT096                                      131,978                              108,392                                23,586
 CAT616                                      110,087                               94,702                                15,385
 CAT626                                      136,842                              111,039                                25,803
 CAT630                                      104,986                               89,079                                15,907
 CAT632                                      165,023                              144,423                                20,600
 CAT647                                      104,879                               85,385                                19,494
 CAT649                                      102,350                               86,365                                15,985
 CAT650                                      122,266                               98,633                                23,633
 CAT651                                      113,397                               90,521                                22,876
 CAT656                                      105,376                               89,750                                15,626

                                                                                                            Earned
                                            Contract                      Total Cost                        Gross
    Job #                                     Price                         to Date                         Profit
--------------                        -------------------            -------------------            --------------------

CAT659                                        $   126,411                    $   107,518                      $   18,893
CAT672                                            118,045                         79,891                          38,154
CAT675                                            126,284                        109,406                          16,878
CAT719                                            100,270                         86,666                          13,604
MC9514                                            790,713                        500,707                         290,006
OAT621                                            128,492                         89,583                          38,909
OAT628                                            139,877                        102,228                          37,649
OAT639                                            145,219                        104,727                          40,492
PAT601                                            245,319                        171,549                          73,770
PAT602                                            290,060                        206,618                          83,442
PAT606                                            240,471                        155,206                          85,265
PAT607                                            103,678                         70,804                          32,874
PAT608                                            111,404                         68,475                          42,929
PAT611                                            182,525                        123,648                          58,877
PAT612                                            120,345                         83,081                          37,264
PAT613                                            148,621                         99,927                          48,694
PAT617                                            315,335                        229,802                          85,533
PAT620                                            152,616                        106,969                          45,647
PAT627                                            138,595                        102,460                          36,135
PAT630                                            121,705                         91,617                          30,088
PAT631                                            115,377                         84,468                          30,909
PAT634                                            106,494                         69,890                          36,604
PAT637                                            157,996                        100,786                          57,210
PAT639                                            119,542                         81,280                          38,262
PAT642                                            131,901                         87,017                          44,884
PAT643                                            147,168                        107,838                          39,330
PAT657                                            129,754                         84,609                          45,145
PSS706                                            118,095                         93,345                          24,750
PUS601                                            169,757                        134,679                          35,078
PUS603                                            172,050                        136,016                          36,034
TAT601                                            928,467                        832,366                          96,101
Misc*                                           8,661,090                      6,233,825                       2,427,265
                                              -----------                    -----------                      ----------

                                              $19,115,816                    $14,161,782                      $4,954,034
                                              ===========                    ===========                      ==========

                            *Contracts under $100,000


       Read the accompanying notes and the independent auditors' report.

MJA Communications Corp.
Analysis of Gross Profit, Expenses and Net Income (Unaudited)
For the years ended December 31, 1997, 1996 and 1995

                                         Expenses
                     Gross                  and
  Year               Profit            Other Income          Net Income (loss)
--------        -------------        --------------        -------------------
    1995             $420,115              $423,603                   ($3,488)
    1996           $6,386,176            $3,769,669                $2,616,507
    1997           $3,741,279            $3,213,659                  $527,620

                                   BAR GRAPH


      Read the independent auditors' report on supplementary information.

MJA Communications Corp.
Analysis of Expenses and Net Income as a
 Percentage of Revenues (Unaudited)
For the year ended December 31, 1997

                                                        % of
                                       Amount        Net Sales
                                    ------------    -----------
Revenues                            $13,928,655         100.0%

Expenses:
Cost of revenues                     10,187,376          73.1%
General & administrative              3,213,659          23.0%

                                    ------------    -----------

Net income                             $527,620           3.9%
                                    ============    ===========

                                   PIE CHART

(73.1%) Cost of revenues
(3.9%)  Net income
(23.0%) General & administrative


      Read the independent auditors' report on supplementary information.

(b) PRO FORMA FINANCIAL INFORMATION - The required pro forma financial information is set forth below:


The unaudited pro forma condensed combined balance sheet at May 31, 1998 combines historical financial information as if the acquisition of MJA occurred on May 31, 1998. The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 and the three months ended May 31, 1998 combine historical statements of operations for the Company and MJA as if the acquisition had occurred on March 1, 1997.

The unaudited pro forma condensed combined balance sheet at May 31, 1998 reflects the Company's historical balance sheet as of May 31, 1998 combined with the historical balance sheet of MJA at May 31, 1998. The unaudited pro forma condensed combined statement of income for the three months ended May 31, 1998 combines historical financial information of the Company for the three months ended May 31, 1998 and MJA for the three months ended May 31, 1998. The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 combines historical financial information of the Company for the year ended February 28, 1998 and MJA for the year ended December 31, 1997. As the most recent fiscal year end of MJA differs from the Company's fiscal year end by less than 93 days, no adjustments were made to MJA's statement of income for the purpose of the pro forma presentation.

The unaudited pro forma condensed combined financial information reflects the use of the pooling-of-interests method of accounting for the acquisition. Management is evaluating the appropriateness of the use of the pooling-of-interests method. If the purchase method were used, net income for the three months ended May 31, 1998 would be $57,000 less, and the Company, for the year ended February 28, 1998 and in subsequent years, would record amortization of approximately $500,000 per year, representing twenty-year straight line amortization of $10,000,000.

The pro forma financial statements are not necessarily indicative of the financial position or results of operations which would actually have been reported had the transaction been consummated on March 1, 1997 or which may be reported in the future. Actual results for the three months ended May 31, 1998 have been reported on the Company's Form 10QSB filed on July 16, 1998.

The pro forma data should be read in conjunction with the notes to unaudited pro forma condensed combined financial information and the historical financial statements and notes thereto of MJA contained elsewhere herein.

  WESTOWER CORPORATION
  PRO FORMA COMBINED CONDENSED BALANCE SHEET
  MAY 31, 1998

                                                                           HISTORICAL
                                                              WESTOWER         MJA          PRO FORMA      PRO FORMA
                                                            CORPORATION   COMMUNICATIONS   ADJUSTMENTS      COMBINED
                                                            ------------------------------------------     ----------
ASSETS
CURRENT ASSETS
  Cash                                                       21,569,000              0        (44,000)  1  21,525,000
  Contracts receivable, net                                   5,772,000      3,263,000                      9,035,000
  Costs and estimated earnings in excess of billings
     on uncompleted contracts                                 1,161,000        488,000                      1,649,000
  Inventory                                                   2,113,000         14,000                      2,127,000
                                                            ------------------------------------------     ----------
  Total current assets                                       30,615,000      3,765,000        (44,000)     34,336,000

PROPERTY AND EQUIPMENT, net                                   4,043,000        195,000                      4,238,000

GOODWILL                                                      2,064,000              0                      2,064,000

OTHER ASSETS                                                    859,000              0                        859,000
                                                            ------------------------------------------     ----------
TOTAL ASSETS                                                 37,581,000      3,960,000        (44,000)     41,497,000
                                                            ==========================================     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Trade accounts payable                                      2,477,000      2,967,000        (10,000)  1   5,434,000
  Other current liabilities                                     280,000              0                        280,000
  Billings in excess of costs and estimated earnings
     on uncompleted contracts                                   346,000      1,002,000                      1,348,000
  Current portion of long term debt                             343,000              0                        343,000
  Income taxes payable                                        1,816,000              0                      1,816,000
  Note payable                                                  150,000              0                        150,000
  Deferred income taxes                                         534,000              0                        534,000
                                                            ------------------------------------------     ----------
  Total current liabilities                                   5,946,000      3,969,000        (10,000)      9,905,000

LONG TERM DEBT, net of current portion                          187,000              0                        187,000

DEFERRED INCOME TAXES                                            48,000              0                         48,000

SUBORDINATED CONVERTIBLE NOTES                               15,000,000              0                     15,000,000
                                                            ------------------------------------------     ----------
  Total liabilities                                          21,181,000      3,969,000        (10,000)     25,140,000
                                                            ------------------------------------------     ----------
STOCKHOLDERS' EQUITY
  Common stock                                               12,022,000              0                     12,022,000
  Foreign currency translation adjustment'                      (67,000)             0                        (67,000)
  Retained Earnings                                           4,445,000         (9,000)       (34,000)  1   4,402,000
                                                            ------------------------------------------     ----------
  Total stockholders equity                                  16,400,000         (9,000)       (34,000)     16,357,000

                                                            ------------------------------------------     ----------
TOTAL LIABILIITES AND STOCKHOLDERS' EQUITY                   37,581,000      3,960,000        (44,000)     41,497,000
                                                            ==========================================     ==========


  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
  May 31, 1998

1 Affect of pro forma adjustments to net income per condensed combined income statement for the three months ended May 31, 1998

  WESTOWER CORPORATION
  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
  FOR THE YEAR ENDED FEBRUARY 28, 1998

                                                                           HISTORICAL
                                                              WESTOWER         MJA          PRO FORMA      PRO FORMA
                                                            CORPORATION   COMMUNICATIONS   ADJUSTMENTS      COMBINED
                                                            ------------------------------------------     ----------
CONTRACT REVENUES EARNED                                     23,183,000     13,929,000                     37,112,000
COSTS OF REVENUES EARNED                                     17,287,000     10,187,000                     27,474,000
                                                            ------------------------------------------     ----------
  Gross profit                                                5,896,000      3,742,000              0       9,638,000

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                      1,916,000      3,257,000     (1,974,000)  1   3,399,000
                                                                                              150,000   2
                                                                                               50,000   3
                                                            ------------------------------------------     ----------
OPERATING INCOME                                              3,980,000        485,000      1,774,000       6,239,000

OTHER INCOME(EXPENSE)
  Gain on sale of assets                                        125,000                                       125,000
  Interest income                                                65,000         43,000        108,000
  Interest expense                                              (87,000)                                      (87,000)
                                                            ------------------------------------------     ----------
                                                                103,000         43,000              0         146,000
                                                            ------------------------------------------     ----------
INCOME BEFORE INCOME TAXES                                    4,083,000        528,000      1,774,000       6,385,000

INCOME TAXES                                                  1,633,000        958,000              4       2,591,000
                                                            ------------------------------------------     ----------
NET INCOME                                                    2,450,000        528,000        816,000       3,794,000
                                                            ==========================================     ==========
Basic earnings per share                                           0.57       5,280.00            n/a            0.80
                                                            ==========================================     ==========
Diluted earnings per share                                         0.53       5,280.00            n/a            0.75
                                                            ==========================================     ==========
Shares of common stock used in
computing earnings per share:

Basic                                                         4,323,000            100        396,900   5   4,720,000
                                                            ==========================================     ==========
Diluted                                                       4,654,000            100        396,900   5   5,051,000
                                                            ==========================================     ==========

  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED FEBRUARY 28, 1998

1 Elimination of management and supervision fees paid to related company.

2 Agreed upon salary for services of president and selling shareholder in lieu of management and supervision fees previously paid to related company.

3 Represents increase in administrative costs which have previously been shared with related parties.

4 Estimated tax expense associated with C corporation treatment of MJA earnings.

5 Amount represents 397,000 shares issued in connection with acquisition of MJA, net of cancellation of 100 shares of MJA common stock exchanged. Shares treated as if they had been outstanding for the entire period.

  WESTOWER CORPORATION
  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
  THREE MONTHS ENDED MAY 31, 1998

                                                                                     HISTORICAL
                                                              WESTOWER         MJA          PRO FORMA      PRO FORMA
                                                            CORPORATION   COMMUNICATIONS   ADJUSTMENTS      COMBINED
                                                            ------------------------------------------     ----------
CONTRACT REVENUES EARNED                                      7,100,000      4,066,000                     11,166,000
COSTS OF REVENUES EARNED                                      5,403,000      3,196,000                      8,599,000
                                                            ------------------------------------------     ----------
  Gross profit                                                1,697,000        870,000              0       2,567,000

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                        576,000        781,000         37,500   1   1,407,000
                                                                                               12,500   2
                                                            ------------------------------------------     ----------
OPERATING INCOME                                              1,121,000         89,000        (50,000)      1,160,000

OTHER INCOME(EXPENSE)
  Interest income                                                75,000              0                         75,000
  Interest expense                                              (17,000)             0                        (17,000)
                                                            ------------------------------------------     ----------
                                                                 58,000              0              0          58,000
                                                            ------------------------------------------     ----------
INCOME BEFORE INCOME TAXES                                    1,179,000         89,000        (50,000)      1,218,000

INCOME TAXES                                                    412,000         32,000         (6,000)  3     438,000
                                                            ------------------------------------------     ----------
NET INCOME                                                      767,000         57,000        (44,000)        780,000
                                                            ==========================================     ==========
BASIC EARNINGS PER SHARE                                           0.14         570.00            n/a            0.14
                                                            ==========================================     ==========
DILUTED EARNINGS PER SHARE                                         0.12         570.00            n/a            0.12
                                                            ==========================================     ==========
Shares of common stock used in
computing earnings per share:

Basic                                                         5,659,000            100           (100)  4   5,659,000
                                                            ==========================================     ==========
Diluted                                                       6,587,000            100           (100)      6,587,000
                                                            ==========================================     ==========


  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME THREE MONTHS ENDED MAY 31, 1998

1 Agreed upon salary for services of president and selling shareholder in lieu of management and supervision fees previously paid

2 Represents increase in administrative costs which have previously been shared with related parties.

3 Estimated tax expense associated with C corporation treatment of MJA earnings.

4 Amount represents MJA shares exchanged in combination

     (c)  EXHIBITS


     Exhibit Number           Description                                 Page
     --------------           -----------                                 ----

                        2.1*  Share Exchange Agreement by and among
                              Westower Corporation, MJA Communications
                              Corp. and the Stockholders of MJA
                              Communications Corp.: Michael J. Anderson,
                              Constance S. Anderson, and Fred Faulkner,
                              III, dated as of May 29, 1998
                        2.2* Westower Corporation Registration Rights Agreement Dated as of May 29, 1998
                        2.3*  Employment agreement between Westower
                              Corporation and Michael J. Anderson, dated
                              May 29, 1998
                       23.1   Consent of Lamn, Krielow, Dytrych &
                              Darling, P.A.



* Filed previously on June 12, 1998

                                   SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          WESTOWER CORPORATION


Dated:  August 11, 1998
                                          By    /s/ Peter Lucas
                                             -----------------------------------
                                             Peter Lucas, Vice President,
                                             Chief Financial Officer,
                                             Treasurer and Secretary

                                 EXHIBIT INDEX

Exhibit Number                Description                                  Page
--------------                -----------                                  ----

                        2.1*  Share Exchange Agreement by and among
                              Westower Corporation, MJA Communications
                              Corp. and the Stockholders of MJA
                              Communications Corp.: Michael J. Anderson,
                              Constance S. Anderson, and Fred Faulkner,
                              III, dated as of May 29, 1998
                        2.2* Westower Corporation Registration Rights Agreement Dated as of May 29, 1998
                        2.3*  Employment agreement between Westower
                              Corporation and Michael J. Anderson, dated
                              May 29, 1998
                        23.1  Consent of Lamn, Krielow, Dytrych &
                              Darling, P.A.

* Filed previously on June 12, 1998